SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Radius Recycling, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

Your Vote Counts! RADIUS RECYCLING, INC. 222 SW COLUMBIA STREET, SUITE 1150 PORTLAND, OR 97201 RADIUS RECYCLING, INC. 2025 Annual Meeting Vote by January 27, 2025 11:59 PM ET You invested in RADIUS RECYCLING, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 28, 2025. Vote Virtually at the Meeting* January 28, 2025 8:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/RDUS2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V59808-P21176 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 14, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V59809-P21176 1. Election of Directors For Nominees: 01) Mauro Gregorio 02) Rhonda D. Hunter 03) David L. Jahnke 04) Leslie L. Shoemaker 2. To vote on an advisory resolution on executive compensation. For 3. To ratify the selection of independent registered public accounting firm. For The proxies may vote in their discretion as to other matters which may come before the meeting.